LMCG GLOBAL MULTICAP FUND
LMCG INTERNATIONAL SMALL CAP FUND (the "Funds")

Supplement dated August 31, 2016 to the Prospectus dated August 1, 2016

1.	The Average Annual Total Returns table relating to the LMCG Global MultiCap Fund on page 11 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns
 (For the periods ended December 31, 2015)
	1 Year	Since Inception 09/11/13
Investor Shares - Return Before Taxes	-1.61%	3.75%(1)
Institutional Shares – Return Before Taxes	-1.41%	3.85%
Institutional Shares – Return After Taxes on Distributions	-2.05%	3.21%
Institutional Shares – Return After Taxes on Distributions and Sale of Fund Shares	-0.27%	2.86%
MSCI All Country World IMI Index (reflects no deduction for fees, expenses or taxes except foreign withholding taxes; assumes reinvestment of dividends)	-2.19%	4.09%

(1)
Investor Shares commenced operations on December 18, 2014. Performance for the since inception period is a blended average annual return which includes the returns of Institutional Shares (inception date September 11, 2013) prior to the commencement of operations of Investor Shares.

2.	The Average Annual Total Returns table relating to the LMCG International Small Cap Fund on page 18 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Average Annual Total Returns
 (For the periods ended December 31, 2015)
	1 Year	5 Year	Since Inception 08/26/10
Institutional Shares – Return Before Taxes	12.01%	9.43%	13.70%
Institutional Shares – Return After Taxes on Distributions	12.01%	9.43%	13.70%
Institutional Shares – Return After Taxes on Distributions and Sale of Fund Shares	6.80%	7.48%	11.06%
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes except foreign withholding taxes; assumes reinvestment of dividends)	9.59%	6.32%	10.50%

For more information, please contact a Fund customer service representative toll free at
(877) 591-4667.

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PLEASE RETAIN FOR FUTURE REFERENCE.